FS INVESTMENT
CORPORATION
A Business Development Company

SMART SECURITIES. SMART SOLUTIONS.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of FS Investment Corporation before investing. The Offering may be made only by means of a prospectus, copies of which must precede or accompany this presentation.

No offering is made to New York residents except by a prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

An investment in FS Investment Corporation is subject to significant risks. A more detailed description of the risk factors is found in the section of the prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

•	We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business.

•	FB Advisor has no prior experience managing a business development company or a regulated investment company, or RIC and may not be able to achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

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The amount of any distributions we make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Portions of the distributions that we make may represent a return of capital.

•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

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As a result of the annual RIC distribution requirement, we may need to raise cash or make borrowings to fund new investments. These sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks including changes in interest rates which may have a substantial negative impact on our investments.

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A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our investments.

•	We have not identified specific investments that we will make, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our shares.

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We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments. For our senior secured and second lien loans, the collateral securing these investments may decrease in value over time. Mezzanine debt investments are typically unsecured, and this may involve an above-average amount of risk, including a loss of principal.

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The potential for FB Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case or increase portfolio leverage in order to earn higher base management fees.

•	This is a “best efforts” offering and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make.

•	FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.

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After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date and may be higher than the prior monthly closing price per share.

•	If we borrow funds to make investments, we would be exposed to the risks of leverage, which magnifies the potential for gain and loss on amounts invested.

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Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

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Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

The shares will be offered to the public through FS2 Capital Partners, LLC, which will act as the dealer manager, and through

This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.

other selected dealers that are members of the Financial Industry Regulatory Authority. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker/dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended.

For more information please contact:

FS2 Capital Partners, LLC

801 North Orange Avenue, Suite 815

Orlando, FL 32801

Attn: Scott E. Larson

Tel: (407) 373-0603 | Fax: (407) 373-0604

scott.larson@fs2cap.com

The information set forth in this flier is presented as of September 18, 2008.

We believe smart investments should be pioneering, yet practical.

BDCs enable investment in the growing private sector.

FS INVESTMENT CORPORATION – THE DEMOCRATIZATION OF PRIVATE EQUITY

FS Investment Corporation is a business development company (“BDC”) that intends to provide debt financing to small and middle market U.S. companies. Our target companies will have between $10 million and $500 million in annual revenues, and annual operating cash flow of at least $2 million.

A BDC is a category of investment company created by Congress in 1980 under the Investment Company Act of 1940 to facilitate the flow of capital to private companies. In addition, a BDC provides individual investors with exposure to the private equity and private debt investment markets, which typically have been dominated by high-net-worth and institutional investors, such as pension funds and endowments. We believe that these investors participate in private equity and private debt investment funds for a number of reasons, including their use as a potential source of risk diversification within a portfolio and for their superior return potential over the long term.

While a BDC may list its shares for trading in the public markets, we have elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of other types of private investment funds–instead of managing to quarterly market expectations–and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets. To provide our shareholders with liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning twelve months after we meet the minimum offering requirement, as described in our prospectus.

We intend to employ a defensive investment approach focused on long-term credit performance and principal protection to provide our investors with current income and, to a lesser extent, long-term capital appreciation.

BDCs are structured as regulated investment companies (“RICs”) to provide tax-advantaged pass-through treatment of ordinary income and long-term capital gains from investments directly to stockholders with no corporate tax if at least 90% of taxable income is distributed in a timely manner. As such, our plan is to distribute at least 90% of our taxable ordinary income on a quarterly basis.

Senior debt instruments in a company’s capital structure may provide a reliable source of steady yield.

We believe BDCs provide the following benefits to individual investors:

•	Access to investments that historically have been dominated by high-net-worth and institutional investors, such as pension funds and endowments.

•	Professionally managed investments.

•	Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets.

•	Regulated investment vehicle with transparent disclosure and periodic reporting.

INVESTMENT OBJECTIVES

Our objectives are to provide current income and, to a lesser extent, long-term capital appreciation.* In selecting our investments, we intend to employ a defensive approach focused on long-term credit performance and principal protection. We anticipate that our portfolio will comprise primarily investments in senior secured loans, second lien loans and long-term subordinated loans (mezzanine loans) of U.S. small and middle market companies. We will seek to invest in companies with annual revenue between $10 million and $500 million and annual operating cash flow of at least $2 million at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

The primary means through which our stockholders will receive a return of value is through interest, dividends or capital gains generated by our investments. In addition to these sources of income, we may receive fees paid to us by our portfolio companies, including one-time closing fees and monitoring fees. Distributions to stockholders are expected to be declared monthly and paid quarterly, and begin no later than the first calendar quarter after the month in which the minimum offering requirement is met.*

TYPES OF INVESTMENTS

Our primary area of focus will be senior secured loans, second lien loans, and mezzanine loans of U.S. small and middle market companies. These investments are part of a typical company’s capital structure whereby senior debt is situated at the top of the capital structure, and has the first claim on the assets and cash flows of the company. It is followed in priority by second lien debt, mezzanine debt, preferred equity, and finally, common equity.

Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for the risk associated with this sliding scale of cash flows, or junior status, in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. As depicted in the chart on the next page, we intend to focus on the components of the capital structure with higher priority of cash flows, and therefore less risk.

In addition, we will rely on our investment Advisor’s and sub-Advisor’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform well in a broad range of economic environments.

*	There are no assurances that these objectives will be met.

Smart Investments follow disciplined practices.

Typical Capital Structure Diagram

ALTERNATIVE INVESTMENTS IN YOUR PORTFOLIO

Alternative investments, such as private equity and private debt, have become commonplace among institutional investors. We believe that these sophisticated investors participate in private equity and private debt investments for a number of reasons, including their use as a potential source of risk diversification within a portfolio and for their superior return potential over the long-term. For example, the Yale University Investments Office, which manages over $22 billion of assets in the Yale Endowment, notes that its increased exposure to alternative, or nontraditional, asset classes is a cornerstone of its investment philosophy.

The heavy allocation to nontraditional asset classes stems from their return potential and diversifying power... Alternative assets, by their very nature, tend to be less efficiently priced than traditional marketable securities, providing an opportunity to exploit market inefficiencies through active management.

—Yale Endowment Update – 2007

While alternative investment strategies, such as private equity and debt, typically have been dominated by high-net-worth and institutional investors, we aim to provide individual investors access to the potential benefits of alternative investments through our BDC structure.

INVESTMENT STRATEGY

We aim to achieve our investment objectives by adhering to detailed screening criteria, engaging in thorough due diligence, structuring transactions to manage risk of loss effectively while preserving the opportunity for gain, and committing significant resources to monitoring portfolio companies.

We will target companies with the following attributes, which we believe will help us generate attractive total returns with an acceptable level of risk. However, a prospective portfolio company need not meet all the criteria below in order for us to invest.

•	Companies we believe have leading, defensible market positions that present attractive growth opportunities.

•	Companies with annual revenues of $10 million to $500 million and annual operating cash flow of at least $2 million.

•	Companies with proven management teams who have a meaningful equity ownership.

•	Companies backed by high quality private equity sponsors.

•	Companies engaged in a variety of industries to reduce the risk of a downturn in any one industry having a disproportionate impact on the value of our portfolio.

•	Companies whose business models and growth prospects provide a viable route to exit.

Small and middle market firms represent a significant segment of the U.S. economy.

MARKET OPPORTUNITY

We believe the underserved market for lending to small and middle market companies in the U.S. presents a compelling investment opportunity. The senior management team of our investment Advisor has witnessed significant demand for debt capital among these firms. This demand, coupled with the limited and fragmented availability of funding to small and middle market firms, should enable us to achieve favorable transaction pricing. We are raising capital in an attempt to capitalize on what we believe is a favorable pricing environment.

LARGE TARGET MARKET

According to Dun & Bradstreet, as of February 2008, there were approximately 149,000 small and middle market companies in the United States, defined as companies with annual revenues between $10 million and $500 million, compared with 5,000 companies with revenues greater than $500 million. These companies represent a significant portion of the growth segment of the U.S. economy, and often require substantial capital investment to grow their businesses.

The U.S. Census Bureau, in its most recent economic census in 2002, found that firms in our target market collectively generated $5.9 trillion in revenues and employed 31.7 million people.

GENERAL REDUCTION IN SUPPLY OF CREDIT

Prior to the third quarter of 2007, we believe that banks and hedge funds were aggressively expanding their lending to companies on very favorable terms. Often, this debt carried few covenants, low interest rates and allowed for very high ratios of debt to cash flow. We believe that such aggressive lending was fostered by an active secondary market for these leveraged loans and related structured finance products, which allowed lenders to profit while removing debt from their balance sheets.

We believe that banks and institutional investors are taking a much more conservative approach to lending in all asset classes these days due, in part, to problems that began in residential mortgage-backed securities backed by subprime borrowers with poor credit histories and have spread to other sectors of the market. Notably, we believe lenders are re-examining the concept of risk and are now demanding improved pricing and more stringent covenant structures in order to lend. For corporate debt, this tightening of credit conditions occurred just as a record amount of transaction volume was scheduled to enter the markets in the third quarter of 2007, causing a significant dislocation in the markets and a general reduction in liquidity and credit for corporate issuers, as depicted in the chart to the right.

We believe that the significant reduction in credit supply will allow us to pursue more favorable transaction pricing, in comparison to past periods, and pursue superior risk-adjusted returns.

LIMITED INVESTMENT COMPETITION

Despite the size of the market, we believe that a consolidation in the financial services industry has substantially reduced the number of financial institutions that lend to small and middle market companies. The Federal Deposit Insurance Corporation reports that the number of federally insured financial institutions declined from approximately 15,200 in 1990 to approximately 8,600 in 2007.

ACTIVE PRIVATE EQUITY FOCUS ON SMALL AND MIDDLE MARKET FIRMS

Private equity firms have continued their active roles investing in small and middle market companies, and our investment Advisor expects this trend to continue. In recent years, record amounts of private equity capital have been raised. From 2005 through 2007, buyout funds raised over $600 billion on a combined basis, a large portion of which remains uninvested. Our investment Advisor believes that more than $130 billion of that capital is dedicated toward investing in small and middle market buyouts. Private equity funds often seek to leverage their investments by combining capital with mezzanine and senior secured loans from other sources. We believe that our investment Advisor’s and sub-Advisor’s relationships in the private equity community will be a key channel through which to access significant investment opportunities.

ATTRACTIVE MARKET SEGMENT

We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe small and middle market firms are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality of collateral. Additionally, as compared to larger firms, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.*

*	There are no assurances that these objectives will be met.

FB INCOME ADVISOR, LLC

INVESTMENT ADVISOR

Our investment activities will be externally managed by FB Income Advisor, LLC (“FB Income”) an affiliate of FB Capital Partners, L.P. (“FB”), a Philadelphia-based investment and alternative asset management firm. Formed in 2005, FB is focused, in part, on income-oriented investments in the middle market. Since 2003, FB and affiliated entities managed by its principals have invested over $500 million in senior debt, mezzanine debt, preferred equity and real estate throughout North America.

FB Income’s senior management team has extensive experience in private lending, private equity, real estate investing and real estate lending. It has developed an expertise in using all levels of a company’s capital structure to produce income-generating investments, focusing on risk management and potentially delivering higher returns by virtue of tax-advantaged transaction structures. FB Income will attempt to leverage this expertise, along with its rigorous and selective transaction process, to our benefit.

As a result of its extensive experience, FB Income’s senior management team has developed a network of relationships with financial sponsors, management teams, investment bankers, attorneys and accountants. We intend to capitalize on this network as a source of transaction flow.

GSO DEBT FUNDS MANAGEMENT LLC

INVESTMENT SUB-ADVISOR

FB Income Advisor has engaged GSO Debt Funds Management LLC (“GDFM”) to act as our investment sub-Advisor. In this role, GDFM will assist FB Income with identifying investment opportunities and will make investment recommendations for FB Income’s approval, according to its asset allocation and other guidelines.

GDFM is a subsidiary of GSO Capital Partners LP (“GSO”), the global credit platform of The Blackstone Group L.P., a leading global alternative asset manager and provider of financial advisory services. GSO is one of the largest credit platforms in the alternative asset business with over $25 billion in assets under management as of June 30, 2008. Its investment strategies revolve around a disciplined fundamental credit review process and are based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating attractive total returns. We believe that GSO’s experience in leveraged finance, coupled with its deep relationships with private equity firms, companies and others in the investment community, will enhance our ability to source and analyze investment opportunities.

OFFERING HIGHLIGHTS

Offering Type:	Public offering of shares of common stock

Investment Focus:	Senior secured loans, second lien loans and mezzanine loans of small and middle market private, U.S. companies

Investment Objectives:	Provide current income and, to a lesser extent, long-term capital appreciation.* In selecting our investments, we intend to employ a defensive approach focused on long-term credit performance and principal protection.

Advisor:	FB Income Advisor, LLC, an affiliate of FB Capital Partners, L.P., a philadelphia-based investment and alternative asset management firm focused largely on income-generating investments in the middle market.

Sub-Advisor:	GSO Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP (“GSO”). With $25 billion in assets under management, GSO is the global credit platform of The Blackstone Group L.P., a leading global alternative asset manager and provider of financial advisory services.

Maximum Offering Size:	150 million shares

Initial Price per Share:	$10.00 (subject to the terms of the offering)

Minimum Investment:	$5,000 per individual; additional purchases available in increments of $500**

Distribution Payment Schedule:	Quarterly, if approved by the Board of Directors*

Exit Strategy:	Liquidate the portfolio, list the company or merge between five and seven years following the completion of our offering stage*

*	There are no assurances that these objectives will be met.

**	The investment minimum for subsequent purchases does not apply to shares purchased through our distribution reinvestment plan. Volume discounts apply. See our prospectus for details.

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104-2867

Tel (215) 495-1150

www.fsinvestmentcorp.com

Distributed by FS2 Capital Partners, LLC

Member FINRA/SIPC